Comerica Incorporated

Bank of America Merrill Lynch Banking and Financial Services Conference November 13-14, 2012

Ralph W. Babb, Jr.
Chairman and CEO

Karen Parkhill
Vice Chairman and CFO

Comerica Bank

comerica.com

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; changes in Comerica's credit rating; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; the acquisition of Sterling Bancshares, Inc., or any future acquisitions; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; the implementation of Comerica's strategies and business models, including the implementation of revenue enhancements and efficiency improvements; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; operational difficulties, failure of technology infrastructure or information security incidents; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2011 and "Item 1A. Risk Factors" beginning on page 73 of the Corporation's Quarterly Report on Form 10-Q for the quarter ended September 30, 2012. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank

2

Comerica: A Brief Overview

- Among the top 25 U.S. bank holding companies
- $63 billion in assets
- Strong presence in Texas, California, and Michigan
- Three primary lines of business: Business Bank, Retail Bank, and Wealth Management
- Founded over 160 years ago
- Strong capital position
  - Tier 1 Common Ratio 10.35%[3]

Business Segment Revenue[1]


Business Bank $1,390 60%
Retail Bank $619 26%
WM $333 14%

Market Segment Revenue[2]


Other Markets $180 8%
Western $633 27%
International $84 4%
Texas $526 22%
Midwest $877 37%
Florida $42 2%

At 9/30/12; $ in millions (MM) [1]YTD 9/30/12; YTD revenues (FTE) of $2,342MM from major business segments ($1,920MM from continuing operations (FTE) including Finance & Other Businesses); [2]YTD 9/30/12: YTD revenues (FTE) of $2,342MM from major geographic markets ($1,920MM from continuing operations (FTE) including Finance & Other Businesses) based on office of origination; Midwest includes: MI, OH, IL; Western includes: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective.
[3]See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures

Comerica Bank 3

Loan Growth Outpacing Peers

Total Average Loan Growth[1] (3Q12 vs. 3Q11)


Peer Average: 4.8%
RF -5.5%
SNV -3.4%
ZION 1.1%
FHN 2.9%
KEY 6.0%
FITB 6.0%
HBAN 6.1%
STI 8.2%
CMA 8.7%
BOKF 8.8%
MTB 9.1%
BBT 9.4%

Total Loan Growth ($B)


Sterling
40.1
41.5
42.3
43.2
43.6
44.0
44.2
+9%
3Q11
4Q11
1Q12
2Q12
3Q12
Average Balances
2Q12
3Q12
Period-end

- Nine consecutive quarters of average loan growth
- Line utilization was 48.2%, relatively stable from 48.8% in 2Q12
- Commitments increased $1.2B to $49.7B, with increases in all commercial businesses and markets
- Loan pipeline remains strong

At 9/30/2012. [1]Source: SNL Financial. Includes Sterling Bancshares loans from July 28, 2011.

Comerica Bank 4

 Largest U.S. commercial bank with corporate headquarters in Texas  Acquisition of Sterling completed July 28, 2011 – Increased deposit share to #91 in Texas  Comerica Texas Economic Activity Index2 up 38% from cycle low Focus: Texas Market 8.9 10.3 10.2 10.2 9.9 3Q11 4Q11 1Q12 2Q12 3Q12 Average Deposit Balances ($ in B) 5 8.1 9.0 9.3 9.5 9.6 3Q11 4Q11 1Q12 2Q12 3Q12 Average Loan Balances ($ in B) At 9/30/2012. Includes Sterling Bancshares from July 28, 2011. 1Source: FDIC June 2012. 2As of October 2012. 3Source: Comerica Economics forecast of nonfarm payroll data based on Bureau of Labor Statistics, as compiled by Moody’s Analytics. Analysis as of August 2012. 1.1 2.7 3.3 2.2 1.9 1.4 3.1 3.6 2.2 1.9 0.0 1.0 2.0 3.0 4.0 US Average Austin Houston North Texas San Antonio 2012f 2013f Year Over Year Projected Job Growth3 Focus: Midwest Market  Established: 1849  Maintained #2 position in Michigan, with an increased deposit market share from 20111  Comerica Michigan Economic Activity Index2 up 78% from cycle low 18.5 19.1 19.4 19.2 19.6 3Q11 4Q11 1Q12 2Q12 3Q12 Average Deposit Balances ($ in B) At 9/30/2012. 1Source: FDIC June 2012. 2As of October 2012. 3Source: Comerica Economics forecast of nonfarm payroll data based on Bureau of Labor Statistics, as compiled by Moody’s Analytics. Analysis as of August 2012. 6 13.9 13.7 13.8 13.8 13.5 3Q11 4Q11 1Q12 2Q12 3Q12 Average Loan Balances ($ in B) -3% 1.1 1.5 1.1 1.4 1.7 1.5 0.0 0.5 1.0 1.5 2.0 US Average Central W. MI Detroit 2012f 2013f Year Over Year Projected Job Growth3

Focus: Western Market  Established: 1991  Increased deposit market share from 20111  Comerica California Economic Activity Index2 up 43% from cycle low 13.0 13.7 13.9 14.4 15.2 3Q11 4Q11 1Q12 2Q12 3Q12 Average Deposit Balances ($ in B) 7 11.9 12.0 12.4 12.9 13.2 3Q11 4Q11 1Q12 2Q12 3Q12 Average Loan Balances ($ in B) 1.1 2.3 1.8 1.3 1.4 2.5 2.7 1.3 0.0 0.5 1.0 1.5 2.0 2.5 3.0 US Average Phoenix No. CA So. CA 2012f 2013f Year Over Year Projected Job Growth3 At 9/30/2012. 1Source: FDIC June 2012. 2As of October 2012. 3Source: Comerica Economics forecast of nonfarm payroll data based on Bureau of Labor Statistics, as compiled by Moody’s Analytics. Analysis as of August 2012. Focus: Mortgage Banker Finance 8  40+ years experience with reputation for consistent, reliable approach  Provide short-term warehouse financing: bridge from origination of residential mortgage until sale into end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships: 87% of customers have 3 or more products  Excellent credit quality 563 657 504 564 425 707 943 1,10 1 566 614 923 1,53 5 1,48 3 1,50 7 1,99 6 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 Average Loan OutstandingsMBA Mortgage Origination VolumesMBA Mortgage Origination Volume Estimates Average Loans ($ MMs) 198 2 80 319 254 360 481 52 3 551 6 37 513 372 399 4 41 454 49 7 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 3Q12 Average Deposits ($ MMs) MBA = Mortgage Banker Association

Focus: Energy • 30+ years experience through the cycles • Focus on middle market companies• Excellent credit quality• Deep relationships with significant ancillary noncredit products • Diverse customer base1: Natural Gas Oil Mixed Midstream 20% Service 10% Exploration & Production 70% $ in millions. 1Based on 3Q12 period end loans outstanding. 1,81 1 1,65 6 1,46 9 1,32 7 1,29 6 1,14 9 1,19 6 1,26 9 1,42 3 1,45 6 1,63 5 1,94 7 2,30 5 2,45 2 2,64 1 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 3Q12 Average Loans ($ MMs) 67 71 84 107 152 233 430 444 50 1 493 492 865 686 567 533 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 3Q12 Average Deposits ($ MMs) 9 Focus:Commercial Real Estate Line of Business 10 6,84 3 6,65 2 6,36 5 6,04 5 5,74 4 5,37 4 5,09 6 4,75 4 4,42 8 4,03 4 4,43 6 4,57 7 4,36 5 4,30 5 3,92 4 Commercial & OtherReal Estate ConstructionCommercial Mortgages Pace of Decline Expected to Slow Commercial Real Estate (CRE) Line of Business1  160+ years experience with focus on well-established developers, primarily in our footprint  Provide construction financing with mini-perm mortgage to bridge project to end-market  Extensive backroom construction monitoring and customer service  Focus on full banking relationships: 70% of customers have depository accounts 3,629 3,802 4,151 4,228 4,248 3Q11 4Q11 1Q12 2Q12 3Q12 CRE Commitments2 $ in millions. At 9/30/12. 1Average loan balances. Outlook as of November 13, 2012. 2Based on period end commitments.

At 9/30/12 1Source: 2012 Nilson Report, a leading payment systems publication. 2Final rule announced 12/22/10 Focus: Government Card Programs  #2 prepaid card issuer1 in US  Service 32 state and local government benefit programs with over 5.6MM cards issued  Service US Treasury DirectExpress Program:• Exclusive provider of prepaid debit cards with a contract through January 2015• Over 3.4 million cards registered• Phasing out checks2As of 5/1/11, new benefit recipientsAs of 3/1/13, current check recipients 11 185 290 532 650 720 930 2007 2008 2009 2010 2011 YTD 2012 US Treasury Program State Card Programs Growing Average Noninterest-Bearing Deposits ($ MMs) 2,501 1,349 866 628 312 840 1Y 2Y 3Y 4Y 5Y Greaterthan 5 12 As of 9/30/12. 1Expected cash flow based on contractual amortization and maturities. 2Stated rate on instrument. 3As of 6/30/12. Excludes SNV and ZION as amounts were not reported. Fixed Rate Loan Principal Cash Flows1 ($ in MM) 0% 20% 40% 60% 80% 100% CMA FHN KEY RF MTB HBAN STI BOKF FITB BBT 3 Months or Less Greater Than 3 Months Faster Re-pricing or Maturity Date3 Loan portfolio:  ≈15% fixed rate and ≈85% floating rate of which 75% LIBOR based (primarily 30-day)  Fixed rate portfolio: Weighted average life of 2.63 years and coupon rate of 4.24%  Rate floors are minimal (<10% of loans) Smaller Fixed Rate Loan Portfolio with Shorter Maturity Profile 4.29 4.23 4.16 Coupon Rate2 3.98 3.99 4.48

13 At 9/30/12. 1Reflects prepayment assumptions. 2Stated rate on instrument. 3Outlook as of November 13, 2012. 15-Year Agency Pass-Through$5.7B 57% 10-Year Agency Pass-Through$0.1B 1% CMO$4.3B 42% 3,204 1,965 1,319 954 700 1,576 1Y 2Y 3Y 4Y 5Y Greaterthan 5 Expected MBS Principal Cash Flows1,3($ in MM) MBS Securities Portfolio Total average MBS portfolio of $9.4B at 3Q12 • Duration of 2.7 years • Net unrealized pre-tax gain $323MM• Unamortized premium of about $105MM• Expect continued pace of prepayment $850MM-950MM for 4Q123 Highly Liquid, Short Duration MBS Securities Portfolio 2.86 2.84 2.92 2.94 2.95 Coupon Rate2 3.03 Growing Deposit Base: Provides Low Cost Funding 14 24% 26% 27% 28% 30% 3 2% 33% 35% 36% 36% 4 0% 43% Noninterest-bearing as a Percent of Total Deposits2 0.14 0.1 8 0.18 0 .25 0.28 0.3 1 0.33 0.3 4 0.34 0.3 5 0.38 0.4 0 Interest Costs on Total Deposits3 (%) 1Average balances at 9/30/12. 2Source: SNL Financial, at 9/30/12. 3Source: SNL Financial. 3Q12 interest incurred on deposits as a percent of average deposits. MMIA$20.5B 41% Customer CDs$5.9B 12% Other interest-bearing deposits$2.0B 4%Noninterest-bearing deposits$21.5B 43% Large Proportion of Noninterest-bearing Deposits1 45.1 47.8 48.3 48.7 49.9 49.4 50.0 0.33 0.29 0.26 0.25 0.24 3Q11 4Q11 1Q12 2Q12 3Q12 2Q12 3Q12 Sterling Deposit Rates Average Balances Period-end Deposit Costs Decline as Deposits Grow ($ in B)

Strong Credit Quality $ in millions. 1Watch list is generally consistent with regulatory defined Special Mention, Substandard and Doubtful (nonaccrual) loans. 2Source: SNL Financial 15 958 887 856 747 692 4,969 4,467 4,206 3,835 3,653 3Q11 4Q11 1Q12 2Q12 3Q12 Accruing Watch list Loans Nonperforming Loans Watch list1 & NPLs Continue to Trend Down 88% 90% 90% 91% 92% 3Q11 4Q11 1Q12 2Q12 3Q12 Accruing WatchList & Nonperforming Loans Remaining Portfolio Positive Credit Migration1 0 2 4 6 2008 2009 2010 2011 3Q12 Peer Range Peer Group Average CMA NCO Ratio: Lower Then Peer Average2  Consistent credit underwriting policies  Positive credit migration reflected in loan yields  Credit metrics within historical normal range Cross Sell Helping to Drive Fee Income… 16 Business Bank % withDeposit Acct.’s % withTreasury Mgmt. % with 3 or More Products1 ≈ 5,000 Lending Relationships ≈ 75% ≈ 55% ≈ 60% ≈ 10,000 Total Relationships ≈ 85% ≈ 50% ≈ 40% Wealth Management % withDeposit Acct.’s % withCreditProducts % with 3 or More Products1 ≈ 18,000 Total Relationships ≈ 65% ≈ 50% ≈ 10% Small Business ≈ 156,000 Total Relationships ≈ 90% ≈ 20% N/A Business Bank data as of August 2012; Wealth Management data as of September 2012; Retail data as of March 20121Products include: Cash Management, Deposit, Credit Facility, Commercial Card, Merchant Services, Comerica Securities, Trust Services, Consumer Loan, Foreign Exchange, Derivatives, Insurance, Private Banking. Focused on Collaboration between businesses:  Set goals  Incent behaviors  Provide training  Hold contests  Give recognition  Remove barriers  Share success stories  Hold accountablePersonal Banking≈ 747,000 Total Relationships ≈ 65% ≈ 5% N/A

17 … Including Treasury Management and Lending Fees 69 79 95 87 95 2008 2009 2010 2011 2012 Annualized Commercial Lending Fees ($ in MM) 229 228 208 208 216 2008 2009 2010 2011 2012 Annualized Service Charges on Deposit Accounts ($ in MM) Treasury Management CMA ExceedsNormative Standard2 Operations accuracy Online services Services that meet needs Solutions to meet needs Value delivered Innovative Products Credit Services Responsiveness Willingness to lend Competitive pricing Value delivered    *   1Performed by an independent third party on behalf of Comerica. 2For Small Business and Middle Market Customers. * = Middle Market customers rank Comerica Best in Class. 2012 Customer Loyalty & Commitment Study1 * Disciplined Expense Management 18 11,4 44 11,3 50 11,2 87 11,2 09 10,8 92 10,8 16 10,7 00 10,7 82 10,1 86 9,33 0 9,00 1 9,39 7 9,00 8 $4,3 30 $4,4 71 $4,7 22 $4,6 92 $4,7 53 $4,9 01 $5,4 21 $5,7 81 $6,6 31 $6,3 50 $5,9 62 $6,4 92 $7,0 29 Employees Assets/Employee Historical Assets/ Employee $4,811 $5,115 $5,131 $5,214 $5,353 $5,492 $5,614 $5,618 $5,651 $5,861 $6,185 $7,029 HBAN SNV ZION RF BBT KEY FHN MTB FITB BOKF STI CMA Assets/ Employee Compared to Peers $ in thousands. At 9/30/12. Source: SNL Financial.

Continued Focus on Efficiency Improvements

Efficiency Ratio



Restructuring
59%
66%
69%
67%
72%
70%
69%
68%
20 year average: 59%
Long-Term Goal:
Below 60%
2007
2008
2009
2010
2011
YTD 2012

- **Revenue & efficiency improvements**
  - Vendor consolidation
  - Selective outsourcing
  - Leverage technology
  - Selectively increase product pricing
  - Reallocate resources to faster growing areas
- **Assisting in offsetting headwinds**
  - Low rate environment
  - Pension
  - Healthcare
  - Regulatory
- **Can drive future operating leverage**
  - Capacity to grow

Goal as of November 13, 2012.

Comerica Bank
19

Capital Position and Shareholder Payout Remain Strong, Even Under Proposed Rules

Basel III Capital Ratios – CMA and Peer Banks[1]



Basel III Tier 1 Common
Basel III Impact
+ Basel I Tier 1 Common
13.0%
12.4%
11.3%
10.4%
10.4%
9.4%
9.7%
9.0%
10.3%
8.8%
10.5%
8.7%
10.7%
8.2%
9.5%
8.0%
9.8%
8.0%
BOKF
KEY
CMA
FITB
HBAN
RF
FHN
BBT
STI

Shareholder Payout Ratio



Dividends
Share Repurchases
41%
26%
15%
81%
60%
21%
101%[2]
76%
25%
1Q12
2Q12
3Q12

[1]Source: Company 10-Q's as of 9/30/12, except for FHN which was sourced from company reports. Excludes MTB, SNV and ZION as amounts were not available. Peer ratios may be estimates. Peer impact may be calculated using different assumptions and may not be comparable. Impact is estimated and subject to final rulemaking. Comerica may be affected by other changes due to Basel III. See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures.
[2]Excluding the third quarter restructuring charge total shareholder payout ratio was 89%.

Comerica Bank
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Well Positioned for the Future

Loan & Fee Income Growth	• Positioned **in faster growing markets and industries** • Cross sell helping to drive fee income
Maintain Deposit & Loan Spreads	• **Lowest cost deposits** and largest percentage of funding from DDA among peers • **Holding** new and renewed **loan spreads**
Expense Control	• **Continued decrease** in expenses **despite headwinds**[1]
Active Capital Mgmt	• **Highest Payout** among peers • **Strong capital base;** Ratios among highest in peer group
Asset Quality	• **Positive Trends** • Improvement for eleven consecutive quarters • Weathered cycle well relative to peers
Interest Rate Sensitivity	• **Positioned for rising rates;** 200 bps increase in rates expected to result in 10% increase in net interest income[2]

As of 9/30/12. [1]Decrease excludes restructuring charges. Headwinds include a full year of Sterling expenses, increased health care costs and pension expenses. [2]Analysis based on non-parallel ramp in interest rates over 12 months; See 10Q filing with SEC for methodology.

Comerica Bank
21

Appendix

Comerica Bank

Financial Results $ in millions, except per share data. 1Calculated using net income attributable to common shares. 3Q12 2Q12 3Q11 Diluted income per common share1 $0.61 $0.73 $0.51 Net interest income $427 $435 $423 Purchase loan accretion 15 18 27 Noninterest income 197 211 201 Provision for credit losses 22 19 35 Noninterest expenses 449 433 463 Restructuring expenses 25 8 33 Net income 117 144 98 Total loans (average) $43,597 $43,228 $40,098 Total deposits (average) 49,857 48,679 45,098 Tier 1 capital ratio 10.35% 10.38% 10.65% Average diluted shares (millions) 191 194 192 23 1,63 5 1,94 7 2,30 5 2,45 2 2,64 1 3Q11 4Q11 1Q12 2Q12 3Q12 488 545 614 635 691 3Q11 4Q11 1Q12 2Q12 3Q12 Loan Performance in Select Portfolios Average $ in millions. Includes Sterling Bancshares loans from July 28, 2011. Environmental Services Energy 1,34 6 1,51 7 1,64 3 1,65 9 1,83 1 3Q11 4Q11 1Q12 2Q12 3Q12 Tech and Life Sciences 24 535 563 576 622 615 3Q11 4Q11 1Q12 2Q12 3Q12 Entertainment

Focus: Shared National Credit Relationships

- Approximately 900 borrowers
- Strategy: Full relationships with ancillary business
- Comerica is agent for approximately 18%
- Adhere to same credit underwriting standards as rest of loan book
- Credit quality mirrors total portfolio

September 30, 2012: $9.3 billion


Entertainment $0.2B 2%
Mortgage Banker $0.2B 2%
Commercial Real Estate $0.7B 8%
Energy $2.4B 26%
Corporate $2.8B 30%
Tech. & Life Sciences $0.3B 3%
National Dealer $0.4B 4%
General $2.3B 25%
= Total Middle Market (60%)

Period-end outstandings as of September 30, 2012. Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level.

Comerica Bank

25

Nonperforming Assets

September 30, 2012
Nonaccrual Loans $665 million
By Business


Corporate $10MM
Commercial Real Estate $188MM
Middle Market $206MM
Private Banking $70MM
Small Business $100MM
Other $91MM

Nonperforming Assets of $755MM, a $59MM decrease, included:
- Nonaccrual loans decreased $54MM
- Foreclosed Property decreased to $63MM

Troubled Debt Restructurings (TDRs) of $328MM, included:
- $120MM Performing Restructured
- $27MM Reduced Rate
- $181MM Nonaccrual TDR

3Q12 compared to 2Q12

Comerica Bank

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Net Interest Income Down Slightly



Net Interest Income ($MM)
Accretion
NIM
423
27
396
3.18
444
26
418
3.19
443
25
418
3.19
435
18
417
3.10
427
15
412
2.96
3Q11
4Q11
1Q12
2Q12
3Q12

Balance sheet remains well positioned for a rising rate environment[1]:

- 200 basis points *annual* rate increase equates to ≈$170MM expected increase in net interest income
- Approximately 85% of loans are floating of which 75% are LIBOR based

3Q12 compared to 2Q12. [1]At 9/30/12; Analysis based on non-parallel ramp in interest rates over 12 months; See 10K filing with SEC for methodology.

Comerica Bank 27

Factors Expected to Drive Long-Term ROA Goal

Many factors at play, none of which move independently



0.69%
2011 ROA
Managed Expense Growth of 1- 2%
• Continued focus on operating leverage
Fee Income Growth of 4 - 5%
• Increase cross-sell penetration
• Collaboration between businesses
Loan Growth of 5 - 6%
Focused growth:
• Target markets
• Allocation of resources to faster growing businesses
• Relationship driven
Fed Funds
Normal (≈3.5%)
<2%
<1%
• Normalized rates not necessary to reach long-term goal
>1.30%
Long-Term ROA Goal[1]

[1]Goal as of November 13, 2012

Comerica Bank 28

Holding Company Debt Ratings

	Senior Unsecured/Long-Term Issuer Rating	S&P	Moody's	Fitch	DBRS
Peer Banks	BB&T	A-	A2	A+	A (high)
	Comerica	**A-**	**A3**	**A**	**A**
	M&T Bank	A-	A3	A-	A (low)
	BOK Financial	BBB+	A2	A	A (low)
	KeyCorp	BBB+	Baa1	A-	BBB (high)
	SunTrust	BBB	Baa1	BBB+	A (low)
	Fifth Third	BBB	Baa1	A-	A (low)
	Huntington	BBB	Baa1	BBB+	BBB
	First Horizon National Corp	BBB-	Baa2	BBB	
	Regions Financial	BBB-	Ba3	BBB-	BBB
	Zions Bancorporation	BBB-	Ba3	BBB-	BBB (low)
	Synovus Financial Corp	B	B2	BB-	
Large Banks	Wells Fargo & Company	A+	A2	AA-	AA
	U.S. Bancorp	A+	Aa3	AA-	AA
	JP Morgan	A	A2	A+	A (high)
	PNC Financial Services Group	A-	A3	A+	A (high)
	Bank of America	A-	Baa2	A	A

As of 11/6/12; Source: SNL Financial; Debt Ratings are not a recommendation to buy, sell, or hold securities.

Comerica Bank

29

Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11
Tier 1 capital[1]	$6,685	$6,676	$6,647	$6,582	$6,560
Less: Trust preferred securities	--	--	--	25	49
Tier 1 common capital[2]	6,685	6,676	6,647	6,557	6,511
Risk-weighted assets[1,2]	64,568	64,312	64,742	63,244	61,593
Tier 1 common capital ratio[2]	***10.35%***	***10.38%***	***10.27%***	***10.37%***	***10.57%***
Total shareholders' equity	$7,084	$7,028	$6,985	$6,868	$6,951
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	25	28	30	32	35
Tangible common equity	$6,424	$6,365	$6,320	$6,201	$6,281
Total assets	$63,314	$62,650	$62,593	$61,008	$60,888
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	25	28	30	32	35
Tangible assets	$62,654	$61,987	$61,928	$60,341	$60,218
Tangible common equity ratio	***10.25%***	***10.27%***	***10.21%***	***10.27%***	***10.43%***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.

Comerica Bank

30

Supplemental Financial Data

Tier 1 Common Equity under Basel III (estimated) ($ in billions)

Tier 1 Common Equity under Basel III (estimated)

	9/30/12
Tier 1 common capital under Basel I[1]	$6.7
Adjustments from Basel I to Basel III:	
Cumulative other comprehensive income[2]	(0.3)
Tier 1 common equity anticipated under Basel III[3]	$6.4
Risk-weighted assets under Basel I[1]	$64.6
Adjustments from Basel I to Basel III:	
Unused commitments < 1 Year	1.3
Real estate related	1.0
Other	0.8
Risk-weighted assets anticipated under Basel III[3]	$67.7
Tier 1 common equity to total risk-weighted assets anticipated under Basel III	9.4%

Basel III calculations reflect adjustments for the related elements as proposed by regulatory authorities. Basel III impact is estimated and subject to final rulemaking. The Corporation may be affected by other changes due to Basel III.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1] Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.

[2] Includes AFS mark-to-market and defined benefit pension liability.

[3] The amount of regulatory capital and risk-weighted assets estimated under Basel III (as fully phased-in on January 1, 2019) is based upon the Corporation's interpretation of the federal banking agencies' notices of proposed rulemaking, which implement Basel III and the Standardized Approach.

Comerica Bank
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Comerica Bank